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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 23, 2005

                              AMSCAN HOLDINGS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                000-21827                                 13-3911462
        (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)

    80 GRASSLANDS ROAD ELMSFORD, NY                         10523
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (914) 345-2020

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

INTRODUCTORY NOTE

On December 30, 2005, Amscan Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the "Current Report") to report, among other things, the acquisition (the "Acquisition") of Party City Corporation ("Party City"), a Delaware corporation, which was completed on December 23, 2005, pursuant to the Agreement and Plan of Merger, dated September 26, 2005 (as amended, the "Acquisition Agreement"), by and among the Company, Party City and BWP Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company.

                      Amendment No.1 to the Current Report

This Form 8-K/A is filed as an amendment ("Amendment No. 1") to the Current Report under Item 9.01. The Company hereby amends and restates Item 9.01 of the Current Report in its entirety to read as follows:

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Historically, Party City defined a fiscal year as the 52-week period or 53-week period ended nearest June 30 of each year ("Fiscal Year"). The Party City consolidated financial statements for the fiscal years ended July 2, 2005, July 3, 2004 and June 28, 2003 are based on a 52-week period, 53-week period and 52-week period, respectively. Party City defined its fiscal quarters as the four interim 13-week periods following the end of the previous Fiscal Year, except in the case of a 53-week Fiscal Year when the fourth fiscal quarter is extended to 14 weeks ("Fiscal Quarter"). The condensed consolidated financial statements for the Fiscal Quarters ended October 1, 2005 and October 2, 2004 are each based on 13-week periods.

The unaudited interim condensed consolidated financial statements of Party City as of October 1, 2005 and for the Fiscal Quarters ended October 1, 2005 and October 2, 2004, were previously filed by Party City on Form 10-Q with the Securities and Exchange Commission ("SEC") on November 10, 2005 and are incorporated herein by this reference. The audited consolidated financial statements as of July 2, 2005 and July 3, 2004 and for each of the Fiscal Years ended July 2, 2005, July 3, 2004 and June 28, 2003, were previously filed by Party City on Form 10-K with the SEC on September 15, 2005 and are incorporated herein by this reference.

(b) PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The pro forma condensed consolidated financial statements with respect to the Acquisition described in Item 2.01 are filed as Exhibit 99.5 to this Amendment No. 1 and incorporated herein by this reference.

(c) EXHIBITS

EXHIBIT
NUMBER                                                     DESCRIPTION
-------  ---------------------------------------------------------------------------------------------------------
1.01     First Lien Credit Agreement, dated as of December 23, 2005                                                  (1)
1.02     Second Lien Credit Agreement, dated as of December 23, 2005                                                 (1)
2.01     Merger agreement, dated as of  September 26, 2005                                                           (2)
99.1     Press Release, dated December 23, 2005, announcing the consummation of the merger with Party City           (1)
99.2     Press Release, dated December 27, 2005, updated previously released contact information                     (1)
99.3     Party City's unaudited condensed consolidated financial statements as of October 1, 2005 and for the
         Fiscal Quarters ended October 1, 2005 and October 2, 2004                                                   (3)
99.4     Party City's historical audited consolidated financial statements as of July 2, 2005 and July 3, 2004 and
         for each of the Fiscal Years ended July 2, 2005, July 3, 2004 and June 28, 2003                             (4)
99.5     Unaudited Pro Forma Condensed Consolidated Financial Statements                                             (5)

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(1)   Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on December 30, 2005, and incorporated herein by reference.

(2) Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on September 27, 2005, and incorporated herein by reference.

(3) Presented on Form 10-Q for the Fiscal Quarter ended October 1, 2005 previously filed with the SEC on November 11, 2005, and incorporated herein by this reference.

(4) Presented on Form 10-K for the Fiscal Year ended July 2, 2005 previously filed with the SEC on September 15, 2005, and incorporated herein by reference.

(5)   Filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMSCAN HOLDINGS, INC.

Date: March 13, 2006                         By: /S/  Michael A. Correale
                                             ----------------------------
                                                 Michael A. Correale
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                                     DESCRIPTION
-------  ---------------------------------------------------------------------------------------------------------
1.01       First Lien Credit Agreement, dated as of December 23, 2005                                               (1)
1.02       Second Lien Credit Agreement, dated as of December 23, 2005                                              (1)
2.01       Merger agreement, dated as of  September 26, 2005                                                        (2)
99.1       Press Release, dated December 23, 2005, announcing the consummation of the merger with Party City        (1)
99.2       Press Release, dated December 27, 2005, updated previously released contact information                  (1)
99.3       Party City's unaudited condensed consolidated financial statements as of October 1, 2005 and for the
           Fiscal Quarters ended October 1, 2005 and October 2, 2004                                                (3)
99.4       Party City's historical audited consolidated financial statements as of July 2, 2005 and July 3, 2004
           and for each of the Fiscal Years ended July 2, 2005, July 3, 2004 and June 28, 2003                      (4)
99.5       Unaudited Pro Forma Condensed Consolidated Financial Statements                                          (5)

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(1)   Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on December 30, 2005, and incorporated herein by reference.

(2) Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on September 27, 2005, and incorporated herein by reference.

(3) Presented on Form 10-Q for the Fiscal Quarter ended October 1, 2005 previously filed with the SEC on November 11, 2005, and incorporated herein by reference.

(4) Presented on Form 10-K for the Fiscal Year ended July 2, 2005 previously filed with the SEC on September 15, 2005, and incorporated herein by reference.

(5)   Filed herewith.